UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2006

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ  85233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On February 7, 2006, Frederick M. O’Such and John A. Urquhart notified Catalytica Energy Systems, Inc. (the “Registrant”) of their decision not to stand for re-election as Class III members of the Registrant’s Board of Directors at the Registrant’s 2006 Annual Meeting of Stockholders.

(d)

(1)           On February 7, 2006, the Registrant’s Board of Directors appointed Robert W. Zack as a Class III member of the Registrant’s Board of Directors.

(2)           There is no arrangement or understanding between Mr. Zack and any other persons pursuant to which Mr. Zack was selected as a director.

(3)           At the time of the filing of this Current Report on Form 8-K, Mr. Zack has not been named to serve on any committee of the Registrant’s Board of Directors, and information about whether Mr. Zack is expected to be named to serve on any committee of the Registrant’s Board of Directors is unavailable at the time of this filing.

(4)           (A)          The Registrant and Mr. Zack entered into an employment agreement on September 27, 2005, a description of which is contained in Item 1.01 of the Current Report on Form 8-K/A filed by the Registrant with the U.S. Securities and Exchange Commission on September 28, 2005, and which description is incorporated herein by reference.

(B)           On November 17, 2005, the Registrant accelerated the vesting of all then currently unvested stock options awarded to employees, consultants, officers and directors under the Registrant’s 1995 Stock Option Plan, as amended, with an exercise price equal to or greater than $1.75 .  The closing price of the Registrant’s common stock on November 16, 2005, the last full trading day before acceleration, was $1.06 per share.  As part of such acceleration, the vesting of options to acquire 95,523 shares of common stock held by Mr. Zack were accelerated.  These options had exercise prices ranging from $2.41 to $4.031 per share, with a weighted average exercise price of $3.24 per share.  In connection with such acceleration, Mr. Zack agreed to restrictions upon the sale of any shares received through the exercise of such accelerated options, preventing the sale of any such shares prior to the earlier of the original vesting date of the options or Mr. Zack’s termination of employment.  Reference is made to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 21, 2005 with respect to the acceleration of options by the Registrant, which description is incorporated herein by reference.

Any information disclosed in this Current Report on Form 8-K or the exhibit attached hereto shall not be construed as an admission that such information is material.

Item 7.01               Regulation FD Disclosure.

On February 13, 2006, the Registrant issued a press release announcing changes to its Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document
99.1	Press Release of Catalytica Energy Systems, Inc. dated February 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

	By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and
Chief Financial Officer

Date: February 13, 2006

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of Catalytica Energy Systems, Inc. dated February 13, 2006